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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 27, 2005
BANK OF COMMERCE HOLDINGS
(Exact name of Registrant as specified in its charter)

California	000-25135	94-2823865

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1951 Churn Creek Road
Redding, California		96002

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (530) 224-3333
N/A
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 142-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c ))

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Item 8.01 Other Events
See discussion at Item 2.03 below.
Item 2.03 Creation of a Direct Financial Obligation
On October 27, 2005 the Company signed a Standard Form of Agreement between Owner and Contractor between Redding Bank of Commerce and Gifford Construction, Inc. for the purpose of building the Redding Bank of Commerce Annex building. The building is approximately 13,000 square feet and will house the Information Technology division and Administrative staff of the Company. The construction is anticipated to start by the end of the first quarter of 2006 and the contract allows for 300 days to achieve substantial completion. The contract sum amounts to $3,722,792.
Item 9.01 Exhibits
Standard form of agreement between Owner and Contractor AIA Document A101-1997
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 27, 2005	Bank of Commerce Holdings

/s/ Linda J. Miles

By: Linda J. Miles
Executive Vice President & Chief Financial Officer

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